UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2009

ASPIRE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-27773	91-1869317
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18 Crown Steel Drive, Unit #18, Markham, Ontario L3R 9X8
(Address of principal executive offices)

(905) 943-9996
(Registrants’ telephone number, including area code)

Perfisans Holdings, Inc.
(Former Name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Resignation of Schwartz Levitsky Feldman LLP

On April 1, 2009, the Board of Directors of Aspire International, Inc. (the “Company”) received the resignation of Schwartz Levitsky Feldman LLP (“SLF”) as the Company’s independent registered public accounting firm.

SLF was the independent registered public accounting firm for the Company from December 19, 2003 until April 1, 2009. None of SLF’s reports on the Company’s financial statements from December 31, 2003 until April 1, 2009, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of SLF, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which SLF served as the Company’s independent registered public accounting firm.

However, the report of SLF, dated April 10, 2008, on our consolidated financial statements as of and for the year ended December 31, 2007 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern as we had suffered recurring operating losses, stockholders’ deficiency, working capital deficiency, non renewal of intellectual property licenses, adverse key ratios and delay in conversion of convertible debt.

The Company has provided SLF with a copy of this disclosure and has requested that SLF furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from SLF addressed to the Securities and Exchange Commission dated April 9, 2009 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of DNTW Chartered Accountants, LLP

On April 7, 2009, the Board of Directors of the Company approved the engagement of DNTW Chartered Accountants, LLP (“DNTW”) to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2008.

Prior to April 7, 2009, the date that DNTW was retained as the principal independent accountants of the Company:

(1) The Company did not consult DNTW regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements;

(2) Neither a written report nor oral advice was provided to the Company by DNTW that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Company did not consult DNTW regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-X and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-X

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

Exhibit
Number	Description

16.1	Letter from Schwartz Levitsky Feldman LLP, dated April 9, 2009 regarding change in independent registered public accounting firm.

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

PERFISANS HOLDINGS, INC.

By: /s/ Bok Wong
Bok Wong, Chief Executive Officer

Dated: April 9, 2009